This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

MSC

2005-TOP19 Fitch/S&P (red)



Security A4B
Scenario 0
Avg Life: 9.9556  Total Interest: 43,091,670.00
         Per          Date               Balance            Principal             Interest               Coupon                Total
                                                                                                                                Cash
-------------------------------------------------------------------------------------------------------------------------------------

           0      7/1/2005         88,050,000.00                    -                    -                4.894                    -
           1     8/12/2005         88,050,000.00                    -           359,097.25                4.894           359,097.25
           2     9/12/2005         88,050,000.00                    -           359,097.25                4.894           359,097.25
           3    10/12/2005         88,050,000.00                    -           359,097.25                4.894           359,097.25
           4    11/12/2005         88,050,000.00                    -           359,097.25                4.894           359,097.25
           5    12/12/2005         88,050,000.00                    -           359,097.25                4.894           359,097.25
           6     1/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
           7     2/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
           8     3/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
           9     4/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
          10     5/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
          11     6/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
          12     7/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
          13     8/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
          14     9/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
          15    10/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
          16    11/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
          17    12/12/2006         88,050,000.00                    -           359,097.25                4.894           359,097.25
          18     1/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          19     2/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          20     3/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          21     4/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          22     5/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          23     6/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          24     7/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          25     8/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          26     9/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          27    10/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          28    11/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          29    12/12/2007         88,050,000.00                    -           359,097.25                4.894           359,097.25
          30     1/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          31     2/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          32     3/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          33     4/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          34     5/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          35     6/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          36     7/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          37     8/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          38     9/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          39    10/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          40    11/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          41    12/12/2008         88,050,000.00                    -           359,097.25                4.894           359,097.25
          42     1/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          43     2/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          44     3/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          45     4/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          46     5/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          47     6/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          48     7/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          49     8/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          50     9/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          51    10/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          52    11/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          53    12/12/2009         88,050,000.00                    -           359,097.25                4.894           359,097.25
          54     1/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          55     2/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          56     3/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          57     4/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          58     5/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          59     6/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          60     7/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          61     8/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          62     9/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          63    10/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          64    11/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          65    12/12/2010         88,050,000.00                    -           359,097.25                4.894           359,097.25
          66     1/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          67     2/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          68     3/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          69     4/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          70     5/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          71     6/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          72     7/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          73     8/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          74     9/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          75    10/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          76    11/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          77    12/12/2011         88,050,000.00                    -           359,097.25                4.894           359,097.25
          78     1/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          79     2/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          80     3/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          81     4/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          82     5/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          83     6/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          84     7/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          85     8/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          86     9/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          87    10/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          88    11/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          89    12/12/2012         88,050,000.00                    -           359,097.25                4.894           359,097.25
          90     1/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
          91     2/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
          92     3/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
          93     4/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
          94     5/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
          95     6/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
          96     7/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
          97     8/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
          98     9/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
          99    10/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
         100    11/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
         101    12/12/2013         88,050,000.00                    -           359,097.25                4.894           359,097.25
         102     1/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         103     2/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         104     3/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         105     4/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         106     5/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         107     6/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         108     7/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         109     8/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         110     9/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         111    10/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         112    11/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         113    12/12/2014         88,050,000.00                    -           359,097.25                4.894           359,097.25
         114     1/12/2015         88,050,000.00                    -           359,097.25                4.894           359,097.25
         115     2/12/2015         88,050,000.00                    -           359,097.25                4.894           359,097.25
         116     3/12/2015         88,050,000.00                    -           359,097.25                4.894           359,097.25
         117     4/12/2015         88,050,000.00                    -           359,097.25                4.894           359,097.25
         118     5/12/2015         88,050,000.00                    -           359,097.25                4.894           359,097.25
         119     6/12/2015         88,050,000.00                    -           359,097.25                4.894           359,097.25
         120     7/12/2015                     -        88,050,000.00           359,097.25                4.894        88,409,097.25
-------------------------------------------------------------------------------------------------------------------------------------
Total                                                   88,050,000.00        43,091,670.00                            131,141,670.00


--------------------------------------------------------------------------------
THIS MATERIAL IS NOT A SOLICITATION OF ANY OFFER TO BUY OR SELL ANY SECURITY OR
OTHER FINANCIAL INSTRUMENT OR TO PARTICIPATE IN ANY TRADING STRATEGY. THIS
MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.
--------------------------------------------------------------------------------

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